Table of Contents
     USAA Family of Funds                       1
     Message from the President                 2
     Investment Review                          4
     Message from the Managers                  5
     Financial Information:
        Distributions to Shareholders           9
        Independent Auditors' Report           10
        Portfolio of Investments               11
        Notes to Portfolio of Investments      23
        Statement of Assets and Liabilities    24
        Statement of Operations                25
        Statements of Changes in Net Assets    26
        Notes to Financial Statements          27


Important Information
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Cornerstone Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.



USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 USAA First Start Growth           Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 Index(2)                  Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.



Message from the President

A year ago my message to you sent a cautionary note about a market that had risen very high for a long time:

         "It would not be unusual if the market were to finish 1997 with a return well below that of '95 and '96."

Of course, 1997's stock market did not perform poorly, and we are still pondering when a correction might come. This situation is tailor-made for a discussion of risk.

There has long been a difference between what most investors perceive as risk and what academics mean by risk. To the individual investor risk means losing money. To the student risk means variability of returns, both up and down. The difference can be quite important.

To a person who perceives risk as only the possibility of loss, timing becomes a rather attractive proposition. You know with certainty when the market has provided an exceptional return for a given period. If your chief goal is to avoid a loss, then a movement to safety following such a period could make sense. But look at the experience of 1995, 1996 and 1997. Even 1998 is testimony to the frailty of forecasting and also to an academic definition of risk.

[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J. C. ROTH, CFA APPEARS HERE]

If market risk means variability of return, and if that risk is describable in scope but not in direction or timing of movement, then timing becomes dangerous. That is because the variability of returns may help you as well as hurt you. To put this plainly, a person who got out of the market in 1995 or 1996 is still looking for a chance to come back in.

The Asset Strategy funds of the Investment Trust show a good way to confront this real risk. They offer various asset allocations which are attuned to different risk tolerances. And we keep those allocations for you. You will be exposed to risk in a way that, hopefully, is tolerable and that exposure will be there if the risk takes you down, or up.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.


Investment Review
USAA CORNERSTONE STRATEGY FUND

OBJECTIVE: Achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital.

================================================================================
                                              5/31/98              5/31/97
--------------------------------------------------------------------------------
  Net Assets                             $1,500.3 Million      $1,263.4 Million
  Net Asset Value Per Share                  $29.89                 $27.96
================================================================================


================================================================================
 Average Annual Total Returns As Of 5/31/98
--------------------------------------------------------------------------------
     1 Year                  5 Years                  10 Years
     17.15%                  13.18%                   11.34%
================================================================================

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

CUMULATIVE PERFORMANCE COMPARISON
A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund, S&P 500 Index, and the Lipper Global Flexible Portfolio Funds Average for the period of 5/31/88 to 05/31/98. The data points from the graph are as follows:

                   USAA Cornerstone        S&P 500                 Lipper
                    Strategy Fund           Index                 Average
                   ----------------    ----------------     --------------------

5/31/88                 10,000              10,000                 10,000
12/88                   10,160              10,817                 10,219
06/89                   11,051              12,605                 10,766
12/89                   12,389              14,239                 11,469
06/90                   11,790              14,677                 11,252
12/90                   11,249              13,796                 10,644
06/91                   11,958              15,759                 11,291
12/91                   13,075              17,990                 12,116
06/92                   13,252              17,870                 12,085
12/92                   13,905              19,359                 12,658
06/93                   15,833              20,301                 13,770
12/93                   17,204              21,306                 14,619
06/94                   16,786              20,585                 13,958
12/94                   17,024              21,586                 13,950
06/95                   18,339              25,943                 15,287
12/95                   20,157              29,688                 16,416
06/96                   21,490              32,683                 16,915
12/96                   23,759              36,500                 18,067
06/97                   25,886              44,018                 19,135
12/97                   27,476              48,673                 20,170
05/98                   29,267              55,064                 19,019

Data from 5/31/88 through 5/31/98

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund to the S&P 500 Index and the Lipper Global Flexible Portfolio Funds A verage, an average performance level of all global flexible portfolio funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.




Message from the Managers

          [PHOTOGRAPH OF THE FOLLOWING PORTFOLIO MANAGERS APPEARS HERE]

                                Standing L to R:
                   Albert C. Sebastian, CFA (Foreign Stocks),
                     David G. Peebles, CFA (Foreign Stocks),
                   W. Travis Selmier, II, CFA (Foreign Stocks)
                            and Mark W. Johnson, CFA
                         (Gold and Real Estate Stocks);
                                 Seated L to R:
                           John W. Saunders, Jr., CFA
                          (U.S. Government Securities)
                            and Harry W. Miller, CFA
                    (Allocation Manager, Basic Value Stocks).

FUND OVERVIEW
The Cornerstone Strategy Fund is a widely-diversified portfolio with investments, as percentages of the Fund's net assets, in the following sectors:
Basic Value Stocks (22-28%), Foreign Stocks (22-28%), U.S. Government Securities (22-28%), Real Estate Stocks (22-28%), and Gold Stocks (0-10%). The pie chart on page 8 shows the asset allocation as of the end of May 31, 1998. Your Fund's 17.15% total return for the twelve-month period outperformed the Lipper Global Flexible Portfolio Funds Average(1) of 14.03% for the same period, while the S&P 500 Index rose 30.69%.(2)

BASIC VALUE CATEGORY
Since our last report of November 30, 1997, the stock market has done well mainly because of low interest rates and low inflation. Corporate earnings have been good, but the rate of increases has slowed down and we are starting to get some surprises. The Asian situation, which we mentioned in the last report, shows no particular turnaround and hangs over the U.S. market which has been static over the last couple of months.

During the last six months ending May 31, 1998, the following new names have been added to the Basic Value category: Unisource Worldwide (paper) and Associated First Capital (consumer finance), a spin-off from Ford Motor. Names eliminated were: Minnesota Mining (manufacturing - diversified), Unocal (oil - domestic integrated), and Xerox (photography - imaging).

Best performers for the period included: Monsanto (chemicals), a poor performer in the previous six months, Chrysler and Ford Motor (automobiles), May Department Stores (retail), Chase Manhattan (banks), Pharmacia & Upjohn (drugs), American Home Products and Bristol-Myers Squibb (healthcare), HSB Group (insurance), Bausch & Lomb (medical products), and Sprint (telecommunications long distance). Worst performers included: Boeing (aerospace/defense), Philip Morris and RJR Nabisco (tobacco), Deere & Co. (machinery), Occidental Petroleum
(oil), Intel (electronics - semiconductors), Olin Corp. (chemicals), Norfolk Southern (railroads), and NICOR (natural gas).

As of this reporting date, the Basic Value category held 41 common stocks, broadly diversified in 28 industries. We remain overweighted in banks, machinery
- diversified, retailing, healthcare/drugs, and communication services.

FOREIGN CATEGORY
European markets continued to significantly outperform both the emerging markets and Japan.

    Europe - European markets provided favorable returns over the period because of an improved outlook for economic growth and continued corporate mergers and acquisitions. In particular, the performance of the banking and insurance sectors benefited from acquisitions. The European markets also appreciated on news that the European monetary union remained on track.

    Emerging Markets - Asia's economic problems have continued to cast a pall over most emerging markets, with early 1998 recoveries fading by March. Weaknesses in commodity prices, from which many emerging markets' countries derive significant export earnings, have also taken a toll. Higher interest rates on emerging markets' debt have raised companies' financing costs.
    Strength in Mediterranean, selected Central European, and South African markets has not been enough to offset these factors; therefore, we have lowered our emerging markets' weighting over the year.

    Japan - Asia's currency crisis, combined with problems within the banking system, has continued to affect the Japanese economy and stock market. We have begun to selectively buy quality financial companies while holding export-related stocks. We have not changed our underweighted position awaiting more progress on the restructuring of Japan's tax and financial system.

We continue to favor European markets because of their economic and political stability as well as the relatively strong earnings growth. European equities will also benefit from further economic integration and more shareholder-oriented management. We remain cautious on Japan pending further progress on structuring and implementing policies, which would stimulate economic recovery. Currency volatility and weakness in Asian economies will mean continued turbulence in emerging markets with select opportunities.

U.S. GOVERNMENT CATEGORY
The downtrend in interest rates, reported in our semiannual report last November 30, continued to new lows in mid-January. Interest rates have since stabilized in a relatively tight range of less than one-half percent for the 30-year U.S. Treasury Bond.(3) For the six-month reporting period, this is the lowest volatility since 1979.

The Federal Reserve continues a steady course of no change in the "Fed Funds," or interbank lending rate, which is its main signal for monetary policy. Inflation continues in a downtrend. Asian economic problems are deepening, especially in Japan. The dollar is firm. These factors support low U.S. interest rates. We are maintaining approximately half of this portfolio category in long U.S. Treasury bonds with the remainder in GNMA mortgage pass-through securities.

REAL ESTATE CATEGORY
Total return for the fiscal year ended May 31, 1998, for Real Estate Investment Trusts (REITs), as measured by the National Association of Real Estate Investment Trusts (NAREIT) equity index, was 14.07%. This was very low when compared to the S&P 500 Index return of 30.69%. However, REITs have a low correlation to the S&P 500 Index and, as a general rule, also tend to be less volatile than the S&P 500. Consequently, it is not surprising that REITs have been left in the dust during this powerful bull market. Instead, REIT returns during the year were consistent with what happened in the underlying property markets which experienced moderately higher prices reflecting improved operating income and lower interest rates.

Compared to the NAREIT equity index, the Fund is overweighted in office and industrial properties and full-service hotels. It is underweighted in apartments and retail. A significant exposure to special situations within the real estate industry has been built through the purchase of stocks focusing on ski resorts, golf courses, megaplex movie theatres, prisons, timberland, and laboratories.

GOLD CATEGORY
Gold prices fell 15.05% from $345.60 to $293.60 during the fiscal year ended May 31, 1998. The common stocks of gold mining companies did even worse. The Fund had no exposure to gold stocks during this period.

(1) Refer to page 4 for the Lipper Average definition.
(2) Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.
(3) The 30-year Treasury Bond is generally considered the benchmark for long-term interest rates in the U.S.


ASSET ALLOCATION
A pie chart is shown here depicting the Asset Allocation as of May 31, 1998 of the USAA Cornerstone Strategy Fund to be:

Real Estate Stocks 23.4%*, U. S. Government Securities 24.6%*, Basic Value Stocks 24.7%*, and Foreign Securities 26.7%*.

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.


=======================================  =======================================
           Top 10 Industries                          Top 3 Holdings
           (% of Net Assets)                          In Each Sector
---------------------------------------              (% of Net Assets)
  Real Estate Investment Trusts   21.0   ---------------------------------------
  Telephones                       3.8      Foreign
  Banks - Major Regional           3.6        Cookson Group PLC             .5
  Oil - International Integrated   3.0        Elf Aquitaine ADS             .5
  Healthcare - Diversified         2.7        ING Group                     .5
  Machinery - Diversified          2.5      Real Estate
  Auto Parts                       1.8        Host Marriott                1.0
  Banks - Money Center             1.7        Post Properties              1.0
  Automobiles                      1.6        Starwood Lodging              .9
  Chemicals                        1.6      U.S. Government
=======================================       U.S. Treasury Bond @ 7.88%   6.8
                                              U.S. Treasury Bond @ 7.63%   4.1
                                              U.S. Treasury Bond @ 6.13%   3.5
                                            Basic Value
                                              Bristol-Myers Squibb         1.4
                                              American Home Products       1.3
                                              Monsanto                     1.2
                                         =======================================

Foreign investing is subject to additional risks which are discussed in the Fund's prospectus. Gold mining stocks involve additional risk because of gold's price volatility. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.

See page 11 for a complete listing of the Portfolio of Investments in Securities.




Distributions to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 1998. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1999.

               Ordinary  income                     $1.20*
               Long-term  capital gains - 20%         .88
               Long-term capital gains - 28%          .54
                                                    ------
                        Total                       $2.62
                                                    ======

15.51% of ordinary income distributions qualify for deduction by corporations.

* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.



Independent Auditors' Report

The Shareholders and Board of Trustees

USAA CORNERSTONE STRATEGY FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Cornerstone Strategy Fund, a series of the USAA Investment Trust, as of May 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 8 to the financial statements, for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Strategy Fund as of May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                       KPMG Peat Marwick LLP
San Antonio, Texas
July 2, 1998





USAA CORNERSTONE STRATEGY FUND
PORTFOLIO OF INVESTMENTS
May 31, 1998
                                                                        Market
     Number                                                              Value
    of Shares                       Security                             (000)
--------------------------------------------------------------------------------
                           FOREIGN SECURITIES (26.7%)
                             FOREIGN STOCKS (26.5%)

              Argentina (0.2%)
     51,900   Banco Rio de La Plata S.A. ADR                           $     623
     26,000   Disco S.A. ADR*                                                900
     28,000   IRSA Inversiones y Representaciones S.A. GDR                   991
     29,400   Telefonica de Argentina S.A. ADR                               957
                                                                       ---------
                                                                           3,471
                                                                       ---------
              Australia (0.4%)
    255,000   CSL Ltd.                                                     1,717
    135,000   Smith (Howard) Ltd.                                            879
  1,151,000   Telstra Corp.                                                2,710
                                                                       ---------
                                                                           5,306
                                                                       ---------
              Austria (0.7%)
     31,560   Boehler Uddeholm AG                                          2,436
      6,107   Creditanstalt AG (Preferred)                                   734
     31,709   VA Flughafen Wien AG                                         1,702
     71,411   VA Stahl AG                                                  3,054
     24,600   VA Technologie AG                                            3,331
                                                                       ---------
                                                                          11,257
                                                                       ---------
              Belgium (0.1%)
     26,200   Union Miniere S.A.                                           1,784
                                                                       ---------
              Brazil (0.5%)
 31,818,020   Companhia Energetica de Minas Gerais (Cemig) (Preferred)     1,051
     83,900   Panamerican Beverages, Inc. "A"                              2,837
  5,600,000   Petroleo Brasileiro S.A. (Preferred)                         1,081
 17,000,000   Telebras PN S.A. (Preferred)                                 1,804
                                                                       ---------
                                                                           6,773
                                                                       ---------
              Canada (1.7%)
    352,300   Anderson Exploration Ltd.*                                   3,845
     71,000   Canadian National Railway Co.                                4,198
    245,800   Canadian Occidental Petroleum Ltd.                           5,146
    300,000   National Bank of Canada                                      6,116
    104,000   OSF, Inc.*                                                   1,035
    154,000   Suncor, Inc.                                                 5,467
                                                                       ---------
                                                                          25,807
                                                                       ---------
              Chile (0.1%)
     22,380   Compania de Telefonos de Chile ADR                             496
     38,300   Distribucion y Servicio D & S S.A. ADR                         606
     24,800   Sociedad Quimica y Minera de Chile S.A. ADR                    854
                                                                       ---------
                                                                           1,956
                                                                       ---------
              China (0.1%)
  2,986,000   Jiangsu Expressway Co. Ltd.                                    771
    437,000   New World Infrastructure Ltd.*                                 772
                                                                       ---------
                                                                           1,543
                                                                       ---------
              Czech Republic (0.1%)
      9,000   SPT Telecom A.S.*                                            1,155
                                                                       ---------
              Denmark (1.2%)
     41,000   Carli Gry International A/S                                  3,227
     68,000   ISS International Service System A/S "B"                     3,501
    153,200   SAS Danmark A/S                                              2,839
     24,400   Tele Danmark A/S "B"                                         2,283
     58,200   Tele Danmark A/S ADR                                         2,699
     50,000   Unidanmark A/S                                               4,038
                                                                       ---------
                                                                          18,587
                                                                       ---------
              Egypt (0.1%)
     39,300   Suez Cement Co. S.A.E. GDR                                     772
                                                                       ---------
              Finland (1.0%)
    571,000   Merita plc "A"                                               3,590
    101,200   Nokia Corp. ADR                                              6,572
     12,100   Raision Tehtaat                                              2,264
    128,900   Rauma OYJ                                                    2,662
     10,200   Sponda OYJ*                                                     66
                                                                       ---------
                                                                          15,154
                                                                       ---------
              France (2.4%)
     11,500   Accor S.A.                                                   3,154
     44,000   Bouygues Offshore S.A. ADR                                   1,097
     84,800   Coflexip ADR                                                 6,286
    116,700   Elf Aquitaine ADR                                            8,001
     34,000   Eramet Group                                                 1,625
      7,200   Essilor International                                        3,069
     22,970   ISIS S.A.                                                    3,279
     36,900   Louis Dreyfus Citrus                                         1,375
     54,100   Renault S.A.*                                                2,830
     45,439   SEITA                                                        1,975
     24,500   Simco S.A.                                                   2,125
     29,000   Valeo S.A.                                                   2,734
                                                                       ---------
                                                                          37,550
                                                                       ---------
              Germany (1.3%)
     94,500   Continental AG                                               2,871
     92,200   Hoechst AG                                                   4,599
     50,000   Leica Camera AG                                                776
      6,300   SAP AG                                                       3,256
      5,350   SAP AG (Preferred)                                           2,968
     76,000   Veba AG                                                      4,992
                                                                       ---------
                                                                          19,462
                                                                       ---------
              Greece (0.1%)
     15,500   National Bank of Greece S.A. GDR*                              440
                                                                       ---------
              Hong Kong (0.2%)
    505,000   Amoy Properties Ltd.                                           324
     59,000   Asia Satellite Telecommunications Holdings Ltd. ADR            933
    179,000   CITIC Pacific Ltd.                                             435
    170,000   Hutchison Whampoa Ltd.                                         889
    148,000   Swire Pacific Ltd. "A"                                         547
                                                                       ---------
                                                                           3,128
                                                                       ---------
              Hungary (0.3%)
     49,200   Magyar Tavkozlesi RT. (MATAV) ADR*                           1,378
    100,000   Mol Magyar Olaj-Es Gazipari GDR                              2,295
     17,500   OTP Bank  GDR                                                  729
                                                                       ---------
                                                                           4,402
                                                                       ---------
              India (0.2%)
     45,000   Hindalco Industries Ltd. GDR                                   630
     78,800   Larsen & Toubro Ltd. GDR                                     1,003
     63,300   Videsh Sanchar Nigam Ltd. GDR                                  752
                                                                       ---------
                                                                           2,385
                                                                       ---------
              Indonesia (0.1%)
    140,000   PT HM Sampoerna                                                 47
                                                                       ---------
              Israel (0.2%)
     46,800   Blue Square - Israel Ltd. ADR                                  678
     41,700   ECI Telecommunications Ltd.                                  1,340
     39,800   Teva Pharmaceutical Industries Ltd. ADR                      1,632
                                                                       ---------
                                                                           3,650
                                                                       ---------
              Italy (1.1%)
     66,200   ENI S.p.A. ADR                                               4,675
    316,000   Erg S.p.A.                                                   1,348
     50,500   Gucci Group N.V.                                             2,291
    493,000   Italgas S.p.A.                                               2,272
  1,125,000   Telecom Italia S.p.A.                                        6,067
                                                                       ---------
                                                                          16,653
                                                                       ---------
              Japan (2.7%)
    110,000   Bridgestone Corp.                                            2,510
     95,000   Daibiru Corp.                                                  619
    336,000   Hitachi Ltd.                                                 2,215
    210,000   Hosiden Corp.*                                               2,555
     55,000   Ito-Yokado Co. Ltd.                                          2,740
     48,000   Justsystem Corp.*                                              208
    137,500   Laox Co. Ltd.                                                  942
  2,000,000   Long-Term Credit Bank of Japan, Ltd.                         2,903
    334,000   Minebea Co. Ltd.                                             3,427
    341,000   Mitsubishi Heavy Industries Ltd.                             1,187
    117,000   Namco                                                        2,602
     14,470   Nichiei Co. Ltd.                                               972
    237,000   Nomura Securities Co. Ltd.                                   2,584
         98   NTT Data Communications Systems Corp.                        3,934
    210,000   Sanwa Bank Ltd.                                              1,841
    249,000   Sekisui Chemical Co. Ltd.                                    1,251
     40,000   Sony Corp.                                                   3,379
    155,000   Terumo Corp.                                                 2,345
    390,000   Toko, Inc.                                                   2,464
    107,000   Yamada Denki Co.                                             1,391
                                                                       ---------
                                                                          42,069
                                                                       ---------
              Korea (0.1%)
    156,723   Samsung Heavy Industries*                                      942
                                                                       ---------
              Malaysia (0.1%)
    489,100   Genting Bhd                                                  1,272
    859,700   Technology Resources Industries Bhd                            624
                                                                       ---------
                                                                           1,896
                                                                       ---------
              Mexico (0.2%)
     72,437   Desc, Sociedad de Fomento Industrial, S.A. de C.V. ADR       1,639
     61,800   Tubos de Acero de Mexico, S.A. ADR                             923
                                                                       ---------
                                                                           2,562
                                                                       ---------
              Netherlands (2.1%)
     34,400   Akzo Nobel N.V.                                              7,188
     44,400   Benckiser N.V. "B" ADR*                                      2,511
     33,000   EVC International N.V.                                         624
    109,780   ING Group N.V.                                               7,539
     20,200   Koninklijke Pakhoed N.V. (Certificates)                        723
     73,600   Oce-van der Grinten N.V.                                     3,092
     56,700   Philips Electronics N.V.                                     5,394
     11,650   Simac Techniek N.V.                                          2,390
     72,500   Verenigd Besit VNU                                           2,487
                                                                       ---------
                                                                          31,948
                                                                       ---------
              Norway (0.6%)
    808,300   Christiania Bank og Kreditkasse                              3,465
    118,600   Schibsted ASA                                                1,920
    314,400   Storebrand ASA*                                              2,921
    148,500   Tandberg Data ASA *                                          1,064
                                                                       ---------
                                                                           9,370
                                                                       ---------
              Philippines (0.1%)
  7,000,000   SM Prime Holdings, Inc.                                      1,235
                                                                       ---------
              Poland (0.2%)
    120,000   Elektrim S.A.                                                1,578
    226,737   Polifarb Cieszyn-Wroclaw S.A.                                  682
                                                                       ---------
                                                                           2,260
                                                                       ---------
              Portugal (0.7%)
     60,000   Banco Totta E Acores S.A.                                    2,221
    115,500   Cimentos de Portugal S.A.                                    4,423
     73,700   Portugal Telecom S.A. ADR                                    3,888
                                                                       ---------
                                                                         10,532
                                                                       ---------
              Russia (0.2%)
     30,000   LUKoil ADR                                                   1,297
    133,800   Mosenergo ADR a                                                903
  6,589,000   Unified Energy Systems*                                      1,160
                                                                       ---------
                                                                           3,360
                                                                       ---------
              Singapore (0.2%)
    453,000   Keppel Corp. Ltd.                                              904
    330,000   Overseas Union Bank Ltd.                                     1,005
    220,000   Singapore Land Ltd.                                            460
                                                                       ---------
                                                                           2,369
                                                                       ---------
              South Africa (0.1%)
     29,500   South African Breweries Ltd.                                   833
                                                                       ---------
              Spain (0.8%)
     40,050   Corporacion Bancaria de Espana S.A.                          3,412
     80,800   Corporacion Mapfre                                           3,119
     43,600   Telefonica de Espana S.A. ADR                                5,864
                                                                       ---------
                                                                          12,395
                                                                       ---------
              Sweden (0.8%)
    172,800   Autoliv, Inc. SDR                                            5,391
    646,000   Swedish Match AB                                             2,275
    140,000   Volvo AB                                                     4,475
                                                                       ---------
                                                                          12,141
                                                                       ---------
              Switzerland (1.4%)
      3,820   Novartis AG                                                  6,467
     12,700   Selecta Group AG                                             2,589
      2,154   SGS Group AG                                                 4,180
      6,193   Sulzer AG P.C.                                               5,296
     12,003   Tag Heuer International S.A.                                 1,499
    108,300   Tag Heuer International S.A. ADR*                            1,313
                                                                       ---------
                                                                          21,344
                                                                       ---------
              Taiwan (0.2%)
  2,255,000   China Steel Corp.                                            1,360
  2,324,189   Far Eastern Department Store, Ltd.                           2,032
                                                                       ---------
                                                                           3,392
                                                                       ---------
              Turkey (0.1%)
  3,790,000   Akbank T.A.S.                                                  112
 16,044,000   Akbank T.A.S. Receipts*, b                                     472
 31,735,066   Yapi Ve Kredi Bankasi A.S.                                     614
 12,376,675   Yapi Ve Kredi Bankasi Receipts*, b                             240
                                                                       ---------
                                                                           1,438
                                                                       ---------
              United Kingdom (3.6%)
  1,126,200   Billiton plc                                                 2,833
    190,000   Cadbury Schweppes plc                                        2,906
  1,735,000   Cookson Group plc                                            7,213
    910,000   Corporate Services Group plc                                 3,418
     35,500   Doncasters plc ADR*                                          1,158
    255,100   EMI Group plc                                                2,158
    171,000   Laporte plc                                                  2,385
  1,340,000   LucasVarity plc                                              5,909
  1,122,000   Medeva plc                                                   3,221
    260,000   National Westminster Bank plc                                4,752
    282,866   Reuters Group plc                                            3,246
    820,000   Safeway plc                                                  4,986
    162,600   Thomson Travel Group plc*                                      478
    943,500   Tomkins plc                                                  5,447
    797,197   WPP Group plc                                                5,104
                                                                       ---------
                                                                          55,214
                                                                       ---------
              Venezuela (0.1%)
     24,900   Compania Anonima Nacional Telefonos de Venezuela ADR           767
                                                                       ---------
              Other Holdings (0.1%)
    407,400   Central European Growth Fund plc*                              359
                                                                       ---------
              Total foreign stocks (cost: $296,300)                      397,708
                                                                       ---------

    Principal
     Amount
      (000)
--------------

                              FOREIGN BONDS (0.2%)

              Japan (0.2%)
     $2,100   MBL International Finance (Bermuda) Trust,
                 Convertible Notes, 3.00%, 11/30/02  (cost: $2,167)        2,000
                                                                       ---------
              Total foreign securities (cost: $298,467)                  399,708
                                                                       ---------

     Number
    of Shares
--------------
                           REAL ESTATE STOCKS (23.4%)

              Leisure Time (0.9%)
    450,000   Vail Resorts Inc.*                                          13,050
                                                                       ---------
              Lodging/Hotel (0.9%)
    750,000   Host Marriott Corp.*                                        14,438
                                                                       ---------
              Paper & Forest Products (0.8%)
    250,000   Rayonier, Inc.                                              11,734
                                                                       ---------
              Real Estate Investment Trusts (20.8%)
    300,000   Alexandria Real Estate Equities, Inc.                        9,506
    500,000   Avalon Properties, Inc.                                     14,062
    400,000   Boston Properties, Inc.                                     13,600
    400,000   Bradley Real Estate, Inc.                                    8,350
    600,000   Brandywine Realty Trust                                     13,912
    250,000   Centerpoint Properties Corp.                                 8,469
    300,000   Chelsea GCA Realty, Inc.                                    12,019
    350,000   Correctional Properties Trust*                               7,328
    650,000   Entertainment Properties Trust                              12,634
    400,000   Felcor Suite Hotels, Inc.                                   13,775
    400,000   First Industrial Realty Trust, Inc.                         12,400
    400,000   Gables Residential Trust                                    11,150
    350,000   Golf Trust of America, Inc.                                 11,463
    425,000   Highwoods Properties, Inc.                                  14,025
    500,000   Liberty Property Trust                                      13,219
    350,000   Mack-Cali Realty Corp.                                      12,600
    550,000   Mills Corp.                                                 13,578
    350,000   Pan Pacific Retail Properties, Inc.                          7,416
    172,700   Parkway Properties, Inc.                                     5,343
    550,000   Patriot American Hospitality, Inc.                          13,166
    350,000   Philips International Realty Corp.*                          6,038
    350,000   Post Properties, Inc.                                       14,394
    500,000   Prentiss Properties Trust                                   12,781
    400,000   Prime Group Realty Trust                                     8,200
    300,000   Starwood Lodging Trust                                      14,156
    225,000   Storage USA, Inc.                                            8,367
    225,000   Sun Communities, Inc.                                        7,636
    400,000   Weeks Corp.                                                 12,775
                                                                       ---------
                                                                         312,362
                                                                       ---------
              Total real estate stocks (cost: $292,148)                  351,584
                                                                       ---------

                           BASIC VALUE STOCKS (24.7%)

              Aerospace/Defense (0.9%)
    289,660   Boeing Co.                                                  13,795
                                                                       ---------
              Automobiles (1.1%)
    200,000   Chrysler Corp.                                              11,125
    100,000   Ford Motor Co.                                               5,187
                                                                       ---------
                                                                          16,312
                                                                       ---------
              Auto Parts (0.2%)
    100,000   Meritor Automotive, Inc.                                     2,406
                                                                       ---------
              Banks - Major Regional (1.6%)
    115,000   Fleet Financial Group, Inc.                                  9,430
    150,000   PNC Bank Corp.                                               8,663
    150,000   SouthTrust Corp.                                             6,084
                                                                       ---------
                                                                          24,177
                                                                       ---------
              Banks - Money Center (1.1%)
     53,000   Bankers Trust Corp.                                          6,545
     68,000   Chase Manhattan Corp.                                        9,244
                                                                       ---------
                                                                          15,789
                                                                       ---------
              Chemicals (1.2%)
    325,000   Monsanto Co.                                                17,997
                                                                       ---------
              Chemicals - Diversified (1.0%)
    300,000   B.F. Goodrich Co.                                           15,375
                                                                       ---------
              Chemicals - Specialty (0.4%)
    122,600   Olin Corp.                                                   5,302
                                                                       ---------
              Containers - Metals & Glass (0.3%)
     95,000   Ball Corp.                                                   3,747
                                                                       ---------
              Drugs (0.5%)
    160,000   Pharmacia & Upjohn, Inc.                                     7,070
                                                                       ---------
              Electrical Equipment (0.4%)
    115,000   Rockwell International Corp.                                 6,325
                                                                       ---------
              Electronics - Semiconductors (0.8%)
    175,000   Intel Corp.                                                 12,502
                                                                       ---------
              Finance - Consumer (0.1%)
     26,208   Associates First Capital Corp. "A"                           1,961
                                                                       ---------
              Finance - Diversified (0.5%)
    100,000   PMI Group, Inc.                                              7,519
                                                                       ---------
              Healthcare - Diversified (2.7%)
    400,000   American Home Products Corp.                                19,325
    200,000   Bristol-Myers Squibb Co.                                    21,500
                                                                       ---------
                                                                          40,825
                                                                       ---------
              Insurance - Property/Casualty (1.2%)
    150,000   Allstate Corp.                                              14,119
    102,000   HSB Group,  Inc.                                             4,488
                                                                       ---------
                                                                          18,607
                                                                       ---------
              Machinery - Diversified (2.1%)
    290,000   Caterpillar, Inc.                                           15,932
    300,000   Deere & Co.                                                 15,562
                                                                       ---------
                                                                          31,494
                                                                       ---------
              Medical Products & Supplies (0.8%)
    250,000   Bausch & Lomb, Inc.                                         12,453
                                                                       ---------
              Natural Gas Utilities (0.3%)
    120,000   NICOR, Inc.                                                  4,635
                                                                       ---------
              Oil - Domestic Integrated (0.2%)
    125,000   Occidental Petroleum Corp.                                   3,453
                                                                       ---------
              Oil - International Integrated (1.8%)
     70,000   Chevron Corp.                                                5,591
    120,000   Mobil Corp.                                                  9,360
    200,000   Texaco, Inc.                                                11,550
                                                                       ---------
                                                                          26,501
                                                                       ---------
              Paper & Forest Products (0.3%)
    392,100   Unisource Worldwide, Inc.                                    5,024
                                                                       ---------
              Railroads/Shipping (0.5%)
    255,000   Norfolk Southern Corp.                                       7,985
                                                                       ---------
              Retail - Department Stores (0.9%)
     85,000   J.C. Penney Company, Inc.                                    6,104
    120,000   May Department Stores Co.                                    7,718
                                                                       ---------
                                                                          13,822
                                                                       ---------
              Retail - General Merchandising (0.4%)
     90,000   Sears, Roebuck & Co.                                         5,563
                                                                       ---------
              Telecommunications - Long Distance (0.8%)
    160,000   Sprint Corp.                                                11,480
                                                                       ---------
              Telephones (2.0%)
    128,256   Bell Atlantic Corp.                                         11,751
    120,000   GTE Corp.                                                    6,998
    276,000   SBC Communications Corp.                                    10,729
                                                                       ---------
                                                                          29,478
                                                                       ---------
              Tobacco (0.6%)
    120,000   Philip Morris Companies, Inc.                                4,485
    180,000   RJR Nabisco Holdings Corp.                                   5,074
                                                                       ---------
                                                                           9,559
                                                                       ---------
              Total basic value stocks (cost: $198,273)                  371,156
                                                                       ---------

    Principal
     Amount
      (000)
--------------
                     U.S. GOVERNMENT & AGENCY ISSUES (24.6%)

              Government National Mortgage Assoc. (8.6%)
   $ 65,279   6.50%, 5/15/23 - 3/15/26                                 $  65,238
     50,315   7.00%, 8/15/23 - 5/15/26                                    51,225
      2,390   7.50%, 3/15/17                                               2,488
      2,355   8.00%, 6/15/16 - 3/15/17                                     2,485
      2,976   8.50%, 9/15/09 - 2/15/17                                     3,181
        231   9.00%, 6/15/16 - 10/15/16                                      251
      3,275   9.50%, 6/15/09 - 8/15/17                                     3,594
        537   10.00%, 11/15/09 - 4/15/16                                     592
         58   11.50%, 3/15/13                                                 66
          4   12.50%, 8/15/14                                                  5
                                                                       ---------
                                                                         129,125
                                                                       ---------
              U.S. Treasury (15.3%)
     50,000   U.S. Treasury Bonds, 6.13% , 11/15/27                       52,250
     12,000   U.S. Treasury Bonds, 6.38% , 8/15/27                        12,870
     50,000   U.S. Treasury Bonds, 7.63% , 2/15/25                        61,515
     82,624   U.S. Treasury Bonds, 7.88% , 2/15/21                       102,738
                                                                       ---------
                                                                         229,373
                                                                       ---------
              Discount Note (0.7%)
     10,164   Federal Home Loan Bank, 5.38%, 6/01/98                      10,161
                                                                       ---------
              Total U.S. government & agency issues (cost: $334,693)     368,659
                                                                       ---------
              Total investments (cost: $1,123,581)                    $1,491,107
                                                                      ==========
----------------------
*Non-income producing.


                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------

               U.S. Government & Agency Issues              24.6%
               Real Estate Investment Trusts                21.0
               Telephones                                    3.8
               Banks - Major Regional                        3.6
               Oil - International Integrated                3.0
               Healthcare - Diversified                      2.7
               Machinery - Diversified                       2.5
               Auto Parts                                    1.8
               Banks - Money Center                          1.7
               Automobiles                                   1.6
               Chemicals                                     1.6
               Drugs                                         1.3
               Insurance - Property/Casualty                 1.2
               Lodging/Hotel                                 1.2
               Medical Products & Supplies                   1.2
               Electronics - Semiconductors                  1.1
               Leisure Time                                  1.1
               Paper & Forest Products                       1.1
               Retail - Department Stores                    1.1
               Chemicals - Diversified                       1.0
               Chemicals - Specialty                         1.0
               Computer Software & Service                   1.0
               Telecommunications - Long Distance            1.0
               Other                                        18.2
                                                            -----
                                                            99.4%
                                                            =====


USAA CORNERSTONE STRATEGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 1998

GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a non-U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
(a) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by the Fund's investment manager. Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A.

(b) Illiquid security valued using methods determined by the Fund's investment manager under the general supervision of the Board of Trustees. At May 31, 1998, these securities represented .05% of the Fund's net assets.

See accompanying notes to financial statements.


USAA CORNERSTONE STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 1998

ASSETS
   Investments in securities, at market value
     (identified cost of $1,123,581)                                  $1,491,107
   Cash                                                                      480
   Cash denominated in foreign currencies (identified
     cost of $2,525)                                                       2,170
   Receivables:
      Capital shares sold                                                    413
      Dividends and interest                                               6,167
      Securities sold                                                      4,185
   Unrealized appreciation on foreign currency contracts held,
     at value                                                                  1
                                                                      ----------
            Total assets                                               1,504,523
                                                                      ----------

LIABILITIES
   Securities purchased                                                    2,196
   Unrealized depreciation on foreign currency contracts held,
     at value                                                                  7
   Capital shares redeemed                                                   802
   USAA Investment Management Company                                        962
   USAA Transfer Agency Company                                              191
   Accounts payable and accrued expenses                                     107
                                                                      ----------
            Total liabilities                                              4,265
                                                                      ----------
            Net assets applicable to capital shares outstanding       $1,500,258
                                                                      ==========

REPRESENTED BY:
   Paid-in capital                                                    $1,078,982
   Accumulated undistributed net investment income                        14,632
   Accumulated net realized gain on investments                           39,500
   Net unrealized appreciation of investments                            367,526
   Net unrealized depreciation on foreign currency translations            (382)
                                                                      ----------
            Net assets applicable to capital shares outstanding       $1,500,258
                                                                      ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                        50,195
                                                                      ==========
   Net asset value, redemption price, and offering price per share    $    29.89
                                                                      ==========

See accompanying notes to financial statements.




USAA CORNERSTONE STRATEGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)
Year ended May 31, 1998

Net investment income:
   Income (net of foreign taxes withheld of $795):
      Dividends                                                         $ 29,318
      Interest                                                            22,304
                                                                       ---------
         Total income                                                     51,622
                                                                       ---------
   Expenses:
      Management fees                                                     10,594
      Transfer agent's fees                                                2,625
      Custodian's fees                                                       578
      Postage                                                                226
      Shareholder reporting fees                                             120
      Trustees' fees                                                           4
      Registration fees                                                      118
      Professional fees                                                       27
      Other                                                                   32
                                                                       ---------
           Total expenses                                                 14,324
                                                                       ---------
             Net investment income                                        37,298
                                                                       ---------
Net realized and unrealized gain on investments and foreign currency:
   Net realized gain (loss) on:
      Investments                                                         89,325
      Foreign currency transactions                                        (314)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                         92,366
      Foreign currency translations                                        (354)
                                                                       ---------
             Net realized and unrealized gain                            181,023
                                                                       ---------
Increase in net assets resulting from operations                        $218,321
                                                                       =========

See accompanying notes to financial statements.





USAA CORNERSTONE STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)
Years ended May 31,
                                                           1998           1997
                                                      --------------------------
From operations:
   Net investment income                               $   37,298    $   32,590
   Net realized gain on investments                        89,325        48,746
   Net realized loss on foreign currency
     transactions                                            (314)          (63)
   Change in net unrealized appreciation/
     depreciation of:
      Investments                                          92,366        98,175
      Foreign currency translations                          (354)          (26)
                                                      --------------------------
      Increase in net assets resulting from
        operations                                        218,321       179,422
                                                      --------------------------
Distributions to shareholders from:
   Net investment income                                  (34,020)      (33,061)
                                                      --------------------------
   Net realized gains                                     (88,733)      (34,550)
                                                      --------------------------
From capital share transactions:
   Proceeds from shares sold                              222,386       194,406
   Shares issued for dividends reinvested                 120,534        66,292
   Cost of shares redeemed                               (201,585)     (144,998)
                                                      --------------------------
     Increase in net assets from capital share
       transactions                                       141,335       115,700
                                                      --------------------------
Net increase in net assets                                236,903       227,511
Net assets:
   Beginning of period                                  1,263,355     1,035,844
                                                      --------------------------
   End of period                                       $1,500,258    $1,263,355
                                                      ==========================
Undistributed net investment income included
  in net assets:
   Beginning of period                                 $   11,014    $   11,354
                                                      ==========================
   End of period                                       $   14,632    $   11,014
                                                      ==========================
Change in shares outstanding:
   Shares sold                                              7,618         7,427
   Shares issued for dividends reinvested                   4,304         2,628
   Shares redeemed                                         (6,906)       (5,543)
                                                      --------------------------
      Increase in shares outstanding                        5,016         4,512
                                                      ==========================

See accompanying notes to financial statements.




USAA CORNERSTONE STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 1998

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the USAA Cornerstone Strategy Fund (the Fund). The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving the purchasing power of shareholders' capital.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities at May 31, 1998 to increase accumulated undistributed net investment income by $653.6 thousand, to decrease paid-in capital by $21.2 thousand and to decrease accumulated net realized gain on investments by $632.4 thousand. A similar reclassification was made in 1997 to increase accumulated undistributed net investment income and to decrease accumulated net realized gain on investments by $194.1 thousand.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated netrealized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended May 31, 1998.

(3) DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 1998 were $626.4 million and $450.2 million, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1998 was $398.2 million and $30.7 million, respectively.

(5) FOREIGN CURRENCY CONTRACTS
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At May 31, 1998, the terms of open foreign currency contracts were as follows (in thousands):
--------------------------------------------------------------------------------
                           U.S. Dollar                U.S. Dollar   Unrealized
 Exchange  Currency to be  Value as of Currency to be  Value as of Appreciation
   Date       Delivered      5/31/98      Received       5/31/98
--------------------------------------------------------------------------------
6/1/98            51          $  84           84          $  84        $  -
            British Pound                 U.S. Dollar
--------------------------------------------------------------------------------
6/1/98           141            141          763            141           -
             U.S. Dollar                 Finnish Markka
--------------------------------------------------------------------------------
6/1/98            32             32          121             32           -
             U.S. Dollar                Malaysian Ringgit
--------------------------------------------------------------------------------
6/1/98            10             10           38             10           -
             U.S. Dollar                Malaysian Ringgit
--------------------------------------------------------------------------------
6/2/98            50             81           81             81           -
            British Pound                 U.S. Dollar
--------------------------------------------------------------------------------
6/2/98            300           300        3,752            299          (1)
             U.S. Dollar               Austrian Schilling
--------------------------------------------------------------------------------
6/2/98            495           495          993            494          (1)
             U.S. Dollar               Netherlands Guilder
--------------------------------------------------------------------------------
6/3/98            451            83           83             83           -
           Finnish Markka                 U.S. Dollar
--------------------------------------------------------------------------------
6/3/98          1,184           153          153            153           -
          Hong Kong Dollar                U.S. Dollar
--------------------------------------------------------------------------------
6/3/98           343             44           44             44           -
          Hong Kong Dollar                U.S. Dollar
--------------------------------------------------------------------------------
6/3/98          1,189           153          153            153           -
          Hong Kong Dollar                U.S. Dollar
--------------------------------------------------------------------------------
6/3/98         42,408           306          306            306           -
            Japanese Yen                  U.S. Dollar
--------------------------------------------------------------------------------
6/3/98           284            284        3,554            283          (1)
             U.S. Dollar               Austrian Schilling
--------------------------------------------------------------------------------
6/3/98           46              46          176             46           -
             U.S. Dollar                Malaysian Ringgit
--------------------------------------------------------------------------------
6/3/98          144             144          289            143          (1)
             U.S. Dollar               Netherlands Guilder
--------------------------------------------------------------------------------
6/4/98           48              78           77             77          (1)
            British Pound                 U.S. Dollar
--------------------------------------------------------------------------------
6/4/98         181,846           16           17             17           1
          Indonesian Rupiah               U.S. Dollar
--------------------------------------------------------------------------------
6/4/98            1               1            3              1           -
             U.S. Dollar                Malaysian Ringgit
--------------------------------------------------------------------------------
6/4/98           40              40          153             40           -
             U.S. Dollar                Malaysian Ringgit
--------------------------------------------------------------------------------
6/4/98           70              70          141             70           -
             U.S. Dollar               Netherlands Guilder
--------------------------------------------------------------------------------
6/5/98           167            274          273            273          (1)
            British Pound                 U.S. Dollar
--------------------------------------------------------------------------------
6/5/98           94             153          153            153           -
            British Pound                 U.S. Dollar
--------------------------------------------------------------------------------
6/5/98           88              88          336             87          (1)
             U.S. Dollar                Malaysian Ringgit
--------------------------------------------------------------------------------
6/5/98           32              32          123             32           -
             U.S. Dollar                Malaysian Ringitt
================================================================================
                            $ 3,108                     $ 3,102        $ (6)
================================================================================

(6) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended May 31, 1998 was $6.2 thousand.

(7) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated Trustees or Fund officers received any compensation from the Fund.


(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                  Eight-month
                                                                                  Period Ended
                                         Year Ended May 31,                         May 31,
                             --------------------------------------------------------------------
                                  1998           1997         1996          1995           1994
                             --------------------------------------------------------------------
Net asset value at
   beginning of period       $    27.96     $    25.47    $    22.63    $   23.24     $    23.43
Net investment income               .77            .74           .73          .68            .40
Net realized and
   unrealized gain                 3.78           3.37          3.18          .67            .29
Distributions from net
   investment income               (.72)          (.78)         (.74)        (.58)          (.59)
Distributions of
   realized capital
   gains                          (1.90)          (.84)         (.33)       (1.38)          (.29)
                       --------------------------------------------------------------------------
Net asset value at
   end of period              $   29.89    $     27.96    $    25.47   $    22.63      $   23.24
                       ==========================================================================
Total return (%) *                17.15          16.94         17.79         6.43           3.00
Net assets at end of
   period (000)              $1,500,258    $ 1,263,355    $1,035,844   $  874,587      $ 814,869
Ratio of expenses to
   average net assets (%)          1.01           1.06          1.15         1.13           1.11(a)
Ratio of net investment
   income to average
    net assets (%)                 2.64           2.88          3.06         3.16           2.68(a)
Portfolio turnover (%)            32.73          35.14         36.15        33.17          30.87
Average commission rate
   paid per share +           $   .0137     $    .0299     $   .0039


*Assumes reinvestment of all dividend income and capital gain distributions during the period.

+Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.

(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.



Trustees
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

Investment Adviser, Underwriter and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

Independent Auditors
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777